[LETTERHEAD OF THE BRYAN-COLLEGE
STATION FINANCIAL HOLDING COMPANY]

October 9, 2001

            Dear Stockholder:

             You are cordially invited to attend the 2000 Annual Meeting of Stockholders of The Bryan-College Station Financial Holding Company (the "Company"). The meeting will be held at the Hilton Hotel located at 801 University Drive, College Station, Texas on Wednesday, November 7, 2001 at 2:00 p.m., College Station, Texas time. In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's 2000 financial and operating performance.

             An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year, stockholders are being asked to consider and vote upon the matters described in the attached proxy statement.

             We encourage you to attend the meeting in person. Whether or not you attend the meeting, we hope that you will read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save the Company additional expenses in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

             Thank you for your attention to these important matters.

Sincerely, /s/ Gary A. Snoe Gary A. Snoe Chairman of the Board /s/ David D. Rinehart David D. Rinehart President and Chief Executive Officer

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THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
2900 Texas Avenue
Bryan, Texas 77802
(409) 779-2900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on November 7, 2001

             Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Bryan-College Station Financial Holding Company (the "Company") will be held at the Hilton Hotel located at 801 University Drive, College Station, Texas, at 2:00 p.m. College Station, Texas time, on Wednesday, November 7, 2001.

             A proxy card and a proxy statement for the Meeting are enclosed. Per the Company's by-laws requiring advance notice of matters to be brought before the stockholders meeting, the Meeting is limited for the purposes of considering and acting upon:

1.	The election of ten directors of the Company;
2.	The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending September 30, 2001;
3.	A stockholder proposal concerning the sale of the Company and the retention of an investment banking firm;

            and any other matters as may properly permitted to come before the Meeting, or any adjournments thereof. The Board of Directors is not aware at this time of any other business to come before the Meeting.

             Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Common stockholders of record at the close of business on October 1, 2001, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

             You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS
Gary A. Snoe Chairman of the Board	David D. Rinehart President and Chief Executive Officer

Bryan, Texas
October 9, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

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PROXY STATEMENT

THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
2900 Texas Avenue
Bryan, Texas 77802
(409) 779-2900

ANNUAL MEETING OF STOCKHOLDERS
November 7, 2001

             This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of The  Bryan-College Station Financial Holding Company (the "Company"), whose principal operating and wholly-owned subsidiary is First Federal Savings Bank, Bryan, Texas ("First Federal" or the "Bank") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Hilton Hotel located at 801 University Drive, College Station, Texas, on Wednesday, November 7, 2001, at 2:00 p.m., Bryan, Texas time, and all adjournments of the Meeting. The accompanying notice of meeting, proxy and this proxy statement are first being mailed to common stockholders on or about October 9, 2001. References to the "Company" refer to Bryan-College Station Financial Holding Company and, as the context requires, First Federal.

             At the Meeting, common stockholders of the Company are being asked to consider and vote upon the election of ten directors of the Company, the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending September 30,  2001 and a stockholder proposal, as described herein.

Vote Required and Proxy Information

             All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted "for" the nominees named herein, "for" the ratification of the appointment of the independent auditors and "against" the stockholder proposal as set forth in this proxy statement. The Company does not know of any other matters, described in the Notice of Annual Meeting of Stockholders, that are to properly come before the Meeting. Per the Company's by-laws specifying advance notice of matters to be properly brought before the Meeting, if any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

             Directors shall be elected by a plurality of votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote.

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             A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company's Board of Directors at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company's Board of Directors at or before the Meeting; or (iii) attending the Meeting and voting in person. Attendance at the Meeting, however, will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Joseph W. Krolczyk, Secretary of the Board of Directors, at the above stated address.

Voting Securities and Principal Holders Thereof

             Stockholders of record as of the close of business on October 1, 2001, will be entitled to one vote for each share of common stock then held. As of that date, the Company had 471,411 shares of common stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the common stock and all directors and executive officers of the Company and the Bank as a group.

Beneficial Owner	Shares of Common Stock Beneficially Owned at October 1, 2001	Percent of Class
J. Stanley Stephen and Jean Stephen(1)	36,388	7.72%
Directors and executive officers of the Company and the Bank as a group (13 persons)(2)	84,407	17.28

(1)	This amount excludes 8,000 shares of common stock for which Mr. Stephen currently has the right to acquire beneficial ownership upon the exercise of stock options pursuant to The Bryan-College Station Financial Holding Company's 1998 Stock Option and Incentive Plan (the "Stock Option Plan").
(2)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the individual's or group members' families, or held by trusts of which the individual or group member is a trustee or substantial beneficiary, with respect to which shares the individual or group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 17,000 shares of common stock issuable upon the exercise of the directors' and executive officers' stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

             Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

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             The Company believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2000, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL I-ELECTION OF DIRECTORS

General

             The Company's Board of Directors currently consists of ten members, each of whom is also a director of the First Federal. Directors of the Company are elected annually and serve their one year term or until their respective successors shall have been elected and qualified.

             The table below sets forth certain information regarding the composition of the Company's Board of Directors. The Board of Directors, acting as the nominating committee, has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

Name	Age(1)	Position(s) Held	Director Since(2)	Term to Expire	Shares of Stock Beneficially Owned(3)	Percent of Class
NOMINEES
Helen Chavarria	64	Director	1999	2001	300	*
Robert H. Conaway	47	Vice Chairman of the Board	1995	2001	8,121	1.70
Ken L. Hayes	61	Director	1993	2001	2,410	*
George Koenig	56	Director/Executive Vice President of the Bank	1996	2001	1,330	*
Joseph W. Krolczyk	61	Director, Secretary/Treasurer	1998	2001	6,038	1.26
Charles Neelley	71	Director	1993	2001	14,916	3.14
Richard L. Peacock	82	Director	1965	2001	9,147	1.83
Roland Ruffino	50	Director	1995	2001	13,820	2.91
Gary A. Snoe	43	Chairman of the Board	1998	2001	14,086	2.91
Ernest A. Wentrcek	72	Director	1965	2001	9,809	1.96

_____________________
*	Represents less than one percent of the outstanding shares of the Company's common stock.
(1)	At September 30, 2001.
(2)	Includes service as a director of the Bank.
(3)	Amounts include shares held directly and jointly with family members as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power.

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             The principal occupation of each director is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

             Helen Chavarria. Ms. Chavarria recently retired as a Housing Management Specialist for the Brazos Valley Council of Government, a position she had held since 1992. She also serves as an area recruiter for Amnesty and as an instructional assistant for Region IV Educational Service Center, located in Huntsville, Texas. Ms. Chavarria has served in such capacities since 1988.

             Robert H. Conaway. Mr. Conaway is the founder and President of Progress Supply, located in Bryan, Texas, a distributor of wholesale supply plumbing fixtures and contractors' supplies. Mr. Conaway is currently Vice Chairman of the Company's Board of Directors.

             Ken L. Hayes. Mr. Hayes is the owner of Aggieland Travel, located in College Station, a full-service travel agency.

             George Koenig. Mr. Koenig is currently serving as Executive Vice President of the Bank. Mr. Koenig was previously employed as an executive operations officer with a local financial institution located in Bryan, Texas.

             Joseph W. Krolczyk. Mr. Krolczyk has served as the owner and President of KESCO Supply Inc., a food service equipment and supply firm located in Bryan, Texas for over 20 years. Mr. Krolczyk is the Secretary/Treasurer of the Company.

             Charles Neelley. Mr. Neelley is retired from Texas A&M University and the travel agency business. He is currently active in the mini-storage business. In November 1995, Mr. Neelley was elected Secretary/Treasurer of the Board of First Federal, and later was elected Secretary/Treasurer of the Company when it was organized in 1998. Mr. Neelley held these positions until May 2000.

             Richard L. Peacock. Mr. Peacock has been retired since 1983 from a privately owned retail office supply and furniture business located in Bryan, Texas. Prior to that time, he was in the restaurant business for approximately 12 years and the soft-drink bottling business for five years. He has also managed a health resort and clinic located in Marlin, Texas.

             Roland Ruffino. Mr. Ruffino is a partner of Readfield Meats, Inc., a long-time leading wholesale and retail meat distributor located in Bryan, Texas.

             Gary A. Snoe. Mr. Snoe is the owner and President of Snoe Inc., a precision, speciality machining and welding plant located in the Bryan, Texas trade area. He was previously the owner of a machine and welding plant for over 19 years in Houston, Texas.

             Ernest A. Wentrcek. Mr. Wentrcek was elected Vice Chairman of the Board of the Company when it was formed in 1998 and held that position until 2000. Mr. Wentrcek is the President and owner of W&W Builders/Realtors, a real estate sales, rental and property management company located in Bryan, Texas. In September 1988, he retired as the Associate Director for Business Affairs of the Texas Engineering Extension Service, Texas A&M University System, a vocational education organization. He is a member of the Finance Committee of the Supreme Lodge of the

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Slavonic Benevolent Order of the State of Texas (SPJST). Mr. Wentrcek is a licensed real estate broker and a member of the Bryan-College Station Board of Realtors and the Multiple Listing Service. He is also a member of the American Legion Post 159-Bryan.

Meetings and Committees of the Board of Directors

             Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis, with special meetings held on an as needed basis. The Board of Directors met twenty times during the fiscal year ended September 30, 2000. No incumbent director of the Company attended fewer than 75% of the total number of board meetings held by the Board of Directors and the total number of meetings held by the committees of the Board of Directors on which he or she served during fiscal year 2000.

             The Board of Directors of the Company has standing Executive; Audit and Asset Review; Asset/Liability and Investment/Insurance; Policy; and Personnel Committees.

             The Executive Committee is currently composed of Directors Snoe (Chairman), Conaway, and Krolczyk. This Committee meets on an as needed basis and handles major policy questions that must be addressed between regularly scheduled board meetings. The Committee met nine times during fiscal 2000.

             The Asset/Liability and Investment/Insurance Committee is currently composed of the Company's Chief Financial Officer, William Wantuck (Chairman), Directors Ruffino, Snoe, Koenig, Chavarria and Hayes. This committee meets on an as needed basis to handle matters pertaining to overall asset/liability management, securities portfolio management, loan pricing and bank insurance. This committee met two times in fiscal 2000.

             The Audit and Asset Review Committee is currently composed of Directors Krolczyk (Chairman), Conaway, Koenig, Ruffino, and Chavarria. Except for Director Koenig, who is an executive Vice President of First Federal, the members of the Audit and Asset Review Committee are "independent directors" as defined in the Nasdaq Stock Market rules. This Committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of this Committee include:
  reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

  ascertaining the existence of effective accounting and internal control systems; and

  overseeing the entire audit function both internal and independent.

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             In fiscal 2000, this committee met six times.

             The Personnel Committee is currently composed of Directors Peacock (Chairman), Neelley, Wentrcek, Krolczyk, Ruffino, Conaway and Chavarria. This Committee handles all matters pertaining to personnel, including retirement. This Committee met five times during fiscal 2000.

             The Policy Committee is currently composed of Directors Snoe (Chairman), Hayes, Conaway, Krolczyk, and Peacock. This Committee meets as necessary to review, monitor and implement the overall policies of First Federal. This Committee met four times during fiscal 2000.

             The Loan Committee is composed of Mr. Rinehart, Mr. Wantuck and three non-employee directors of the Company. This Committee usually meets on a weekly basis and is responsible for matters related to the Bank's loan portfolio. This Committee met thirty times during fiscal 2000.

             The entire Board of Directors acts as a nominating committee for selecting nominees for the election of directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations.

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REPORT OF THE AUDIT AND ASSET REVIEW COMMITTEE
OF THE BOARD OF DIRECTORS

             The following Report of the Audit and Asset Review Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

             The Audit and Asset Review Committee (hereinafter the "Audit Committee") operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2000:

             The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting, auditing and reporting practices. The Audit Committee's primary duties and responsibilities are to (1) serve as an independent and objective party to monitor The Bryan - College Station Financial Holding Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of The Bryan - College Station Financial Holding Company's independent accountants and internal auditors; (3) evaluate The Bryan - College Station Financial Holding Company's quarterly financial performance as well as its compliance with laws and regulations; and (4) provide open avenues of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

             Review of the Audited Financial Statements for the Fiscal Year Ended September 30, 2000. The Audit Committee has reviewed and discussed the audited financial statements of The Bryan - College Station Financial Holding Company for the fiscal year ended September 30, 2000 with The Bryan - College Station Financial Holding Company management. The Audit Committee has discussed with Crowe, Chizek and Company, LLP, the independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

             The Audit Committee has also received the written disclosures and the letter from Crowe, Chizek and Company, LLP by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Crowe, Chizek and Company, LLP with that firm.

             Based on the Audit Committee's review and discussion noted above, the Audit Committee recommended to the Board of Directors that The Bryan - College Station Financial Holding Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the SEC.

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             This report is submitted by the Audit Committee of the Company's Board of Directors.

Joe Krolczyk (Chairman) Robert Conaway (Vice Chairman) Ernest Wentrcek George Koenig Roland Ruffino Helen Chavarria

Director Compensation

             Outside directors received $300.00 for each board meeting attended and $100.00 for each committee meeting attended, not to exceed $400.00 per month.

Executive Compensation

             The following table sets forth information concerning the compensation paid or granted to each person who served as the Company's Chief Executive Officer, during fiscal year 2000 and to one other executive officer of First Federal who made in excess of $100,000 in salary and bonus during fiscal 2000.

SUMMARY COMPENSATION TABLE
Long Term Compensation
Annual Compensation					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Options/ SARs (#)	LTOP Payouts ($)	All Other Compensation ($)
David D. Rinehart,(1) President and Chief Executive Officer	2000 1999 1998	$39,628 --- ---	$ --- --- ---	--- --- ---	--- --- ---	--- --- ---	--- --- ---	$ --- --- ---
J. Stanley Stephen(2) President and Chief Executive Officer	2000 1999 1998	$74,486 93,475 74,000	$ --- 6,500 ---	--- --- ---	--- --- ---	--- 8,000 ---	--- --- ---	$144,015(3) 40,025(4) 40,000(5)
James D. McCrady, Jr.(5) Senior Vice President	2000 1999 1998	$60,000 60,000 ---	$48,209 59,434 ---	--- --- ---	--- --- ---	--- --- ---	--- --- ---	$ --- --- ---
_____________________
(1)	Mr. Rinehart was appointed President and Chief Executive Officer in May, 2000.
(2)	Mr. Stephen served as the Company's President and Chief Executive Officer until his resignation in May, 2000.
(3)	Represents $19,515 contributed to Mr. Stephen's Supplemental Executive Retirement Plan, as well as payments made under a settlement agreement and mutual release related to Mr. Stephen's Employment, Consulting and Supplemental Retirement Agreement and other matters pursuant to which Mr. Stephen received a lump sum payment of $95,000 and shall receive $5,900 per month from May 3, 2000 until his death. These monthly payments amounted to $29,500 in fiscal year 2000.
(4)	Represents a contribution to Mr. Stephen's Supplemental Executive Retirement Plan for each respective year.
(5)	Mr. McCrady joined the Bank in April, 1998.

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             The following table provides information as to the value of the options held by Messrs. Rinehart, Stephen and McCrady during fiscal 2000, none of which have been exercised. The value of these options have not been, and may never be, realized since these options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's common stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AT SEPTEMBER 30, 2000
			Number of Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable (#)	Unexercisable (#)
David D. Rinehart, President and Chief Executive Officer	---	$---	---	---	---	$---
J. Stanley Stephen, President and Chief Executive Officer	---	---	8,000	---	(1)	---
James D. McCrady, Jr. Senior Vice President	---	---	---	---	---	---
_______________________
(1)	Represents the aggregate market value (market price of the common stock less the exercise price of the option granted based upon the closing price of $5.25 per share of the common stock as reported on the OTC Electronic Bulletin Board System on September 29, 2000. Therefore, such options were not in-the-money at that date.

Employment Agreements

             On October 2, 2000, First Federal entered into an employment agreement with David Rinehart. Under the terms of the agreement, Mr. Rinehart is entitled to receive an annual base salary in an amount not less than his current salary of $135,000, and to participate in discretionary bonuses as authorized and declared by First Federal's Board of Directors. The employment agreement is for an initial term of two years and provides for annual extensions of one year, in addition to the then-remaining term thereunder, on each anniversary of the commencement date of the agreement (i.e., each October 2) upon written approval by the First Federal's Board of Directors. The agreement terminates upon the employee's death, for cause, in certain events specified by Office of Thrift Supervision regulations, or by Mr. Rinehart upon 90 days written notice to First Federal.

             In the even there is a "change in control" (as defined in the employment agreement) of First Federal where Mr. Rinehart's employment is terminated in connection with, or twelve months after the change in control, the employment agreement provides for a lump sum payment to Mr. Rinehart of 299% of his base average annual compensation over the most recent five year period or such shorter period since employment and continuation of health benefits for the remaining term of the

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employment agreement. The agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

             Based on his current compensation, if Mr. Rinehart was terminated under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $391,517.

Certain Transactions

             The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees, loans secured by the borrower's residence, along with certain consumer loans and business loans, if the borrower is credit-worthy. All loans to the Bank's officers and directors are made in the ordinary course of business and generally on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

             All loans by the Bank to its directors and executive officers are subject to the OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers generally be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers totaled $1,016,091 at September 30, 2000, which was 18.62% of the Bank's equity capital at that date. All loans to directors and executive officers were performing in accordance with their terms at September 30, 2000.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

             The Board of Directors of the Company has appointed Crowe, Chizek and Company LLP to be its auditors for the fiscal year ending September 30, 2001, subject to the ratification of the appointment by the Company's stockholders at the Meeting. A representative of Crowe, Chizek is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

             Aggregate fees billed by Crowe, Chizek and Company LLP for professional services rendered in connection with its audit and reviews of the Company's financial statements were $70,319.

All Other Fees

             Other than audit fees, the aggregate fees billed to the Company by Crowe, Chizek and Company LLP for fiscal 2000 were $13,250. The Company did not incur any fees related to financial information systems design and implementation.

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             The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2000 by Crowe, Chizek and Company LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

             THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

STOCKHOLDER PROPOSALS

             Management receives suggestions and proposals throughout the year from stockholders, customers of the Bank and others. Such proposals are welcomed, and management seeks to assure that its views on the action it proposes to take in their implementation or rejection are communicated to the proponent. Some proposals from stockholders are presented to the Company in the form of resolutions, and they may be adopted and implemented by management after review with and agreement by their proponents, and therefore, need not be presented to the stockholders. Other resolutions from stockholders, like the one presented below, are properly presented to the Company, and are presented in the proxy materials to the stockholders for a vote as required by law. The following proposal is only advisory and is not binding on the Company.

             The name and address and the number of shares held by the stockholder submitting the following proposal will be furnished by the Company to any person either orally or in writing as requested, promptly upon the receipt of any oral or written request therefor.

PROPOSAL III - STOCKHOLDER PROPOSAL CONCERNING THE SALE
OF THE COMPANY AND THE RETENTION OF AN INVESTMENT BANKING FIRM

Proposed Resolution

             RESOLVED, that the stockholders of the Company hereby request and recommend that the Board of Directors pursue a sale of the Company and its subsidiary, First Federal Savings Bank. In connection with such efforts, the stockholders recommend that the Company hire an investment banking firm which has experience in and is qualified to sell financial institutions and which is most familiar with the Company; this investment banking firm would confidentially solicit prospective purchasers and arrange for the sale to the purchaser who is willing to pay the highest price that can be obtained, and would be paid by the Company the customary fees for such services. The stockholders further recommend that the Company retain Hoefer & Arnett, investment bankers, Austin, Texas, which have been the Company's investment bankers for many years.

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Supporting Statement

             The above proposal is in the best interests of the common stockholders so that they can derive the maximum value for the stock, particularly if the sale is handled by a qualified investment banking firm which has as its Sole Priority, the best interests of all stockholders. We believe the only way all stockholders will ever receive maximum value for their investment in the common stock of the Company is for them to receive a premium paid for the sale of the entire organization.
             Since the Company's book value and earnings have decreased significantly over the recent past, we believe the Board of Directors of the Company should have already called a special meeting of the common stockholders of the Company in order to consider the proposal described above for the sale of the Company and First Federal Savings Bank. We believe any further delay in the consideration of these proposals will be to the detriment of the common stockholders in maximizing the value of their stock, and will be a breach of the financial responsibility that the Board of Directors owes to the stockholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE FOLLOWING REASONS:

             Your Board of Directors has already implemented the proposal when in December 2000, the Board of Directors retained the investment banking firm of Hoefer & Arnett to seek a merger partner. The Board of Directors recognizes as its primary duty the maximization of stockholder value and will consider any offer that the Board believes is in the stockholders' best interests. Until the Company receives an offer that it believes should be voted upon by the stockholders, no special meeting is necessary and the Board of Directors believes that continuing with the long-term business plan of the Company, which focuses on enhancing the Bank's retail deposit franchise and loan origination platform, is the best way to enhance stockholder value.

DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS

             In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such a meeting must be received at the Company's main office located at 2900 Texas Avenue, Bryan, Texas 77802, no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made. However, for nominations of persons for election to the Board of Directors by a stockholder, in the event that less than 100 days' notice of the date of the meeting is first given or made to stockholders, by public announcement or mail, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public announcement was first made. All stockholder proposals must comply with the Company's Bylaws and Delaware law.

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OTHER MATTERS

             The Board of Directors is not aware at this time of any business to properly come before the Meeting other than those matters described above in this proxy statement, as no shareholder proposal was received within the advance notice required by the Company's by-laws. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

             The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telegraph or telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Gary A. Snoe Gary A. Snoe Chairman of Board /s/ David D. Rinehart David D. Rinehart President and Chief Executive Officer

Bryan, Texas
October 9, 2001

Appendix

APPENDIX A

THE BRYAN/COLLEGE STATION HOLDING COMPANY
and
FIRST FEDERAL SAVINGS BANK
(both, the 'Corporation')
AUDIT COMMITTEE CHARTER

Organization

            There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least four directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as an audit committee member.

Statement of Policy

            The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and financial management of the Corporation.

Responsibilities

            In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

            In carrying out these responsibilities, the audit committee will:
  Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

  Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and review the conclusions of such audit, including any comments or recommendations by the independent auditors.

  Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed an error or irregularity. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

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  Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  Receive prior to each meeting, a summary of findings from completed internal audits, with explanations for any deviations from the original plan.

  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  Review accounting and financial human resources and succession planning within the company.

  Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Proxy Card

REVOCABLE PROXY

THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY

Annual Meeting of Stockholders
November 7, 2001

             The undersigned hereby appoints the Board of Directors of The Bryan-College Station Financial Holding Company (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Hilton Hotel located at 801 University Drive, College Station, Texas, on Wednesday, November 7, 2001 at 2:00 p.m., College Station, Texas time, and at any and all adjournments thereof.

             THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR AND AGAINST THE STOCKHOLDER PROPOSAL.     IF ANY OTHER BUSINESS PERMITTED BY THE COMPANY'S BY-LAWS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS PERMITTED UNDER THE COMPANY'S BY-LAWS TO BE PRESENTED AT THE MEETING.

The Board of Directors recommends that stockholders vote
"FOR" the election of the nominated directors listed in Item I below and vote "FOR" the appointment of auditors named in Item II below.

I.	The election of the nominated directors listed below for terms to expire in the year2001.
	FOR	WITHHELD
INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THELIST BELOW.
	Helen Chavarria Robert H. Conaway Ken L. Hayes George Koenig Joseph W. Krolczyk		Charles E. Neelley Richard L. Peacock J. Roland Ruffino Gary A. Snoe Ernest A. Wentrcek
II.	The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending September 30, 2001.
	FOR	AGAINST	ABSTAIN

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The Board of Directors recommends that stockholders
vote "AGAINST" Proposal III.
III.	A stockholder's proposal to pursue the sale of the Company and retain an investment banking firm.
	FOR	AGAINST	ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

             The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting, a proxy statement dated October 9, 2001 and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2000.

Dated:	SIGNATURE OF STOCKHOLDER
SIGNATURE OF STOCKHOLDER
Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

End.